Exhibit 99.2

Office of the United States Trustee

In re:	DEBTOR IN POSSESSION INTERIM STATEMENT
The Kushner-Locke Company		Page 1 of 3

	Statement Number:	13

Chapter 11	For the Period FROM:	11/1/2002
Case No. LA 01-44828-SB (Administratively Consolidated with
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-	TO:	11/30/2002
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

CASH ACTIVITY ANALYSIS (Cash Basis Only)	Collateral	Concentration
	Account	Account

Balance before Statement #1	$268,333.21	$65,956.21

A. Total Receipts per all Prior Interim Statements	2,253,932.52	2,028,574.55

B. Less: Total Disbursements per all Prior Statements	1,997,912.51	2,082,687.60

C. Beginning Balance	$524,353.22	$11,843.16

D. Receipts during Current Period Description
11/1/2002 Account Transfer		40,000.00
11/5/2002 Transfer To KL Chase/A & E		(465.86)
11/5/2002 Transfer From KL Comerica/A&E	465.86
11/6/2002 High Fliers	2,462.34
11/18/2002 Svensk Film	661.07
11/19/2002 BL Distribution Corp	8,702.72
11/19/2002 BL Distribution Corp	10,677.53
11/22/2002 Franchise Pictures	3,265.00
11/22/2002 Account Transfer		50,000.00
11/26/2002 Account Transfer		20,000.00
11/26/2002 COBRA		5,536.78
11/26/2002 ADP Refund		153.66
11/29/2002 interest	399.20

TOTAL RECEIPTS THIS PERIOD	26,633.72	115,224.58	—	—

E. Balance Available (C plus D)	$550,986.94	127,067.74	$—	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 13	Page 2 of 3

F. Less: Disbursements during Current Period:

Date	Check No.	Payee/Purpose

10/30/2002	37471	Arthur J Gallagher Released 11/22/02		$18,188.00
11/1/2002		Payroll Fees		$166.79
11/1/2002		Account Transfer	$40,000.00
11/8/2002		Payroll Fees		$84.80
11/13/2002		Payroll Taxes		$5,575.08
11/14/2002	7927	Payroll		$730.75
11/14/2002	7928	Payroll		$7,698.61
11/14/2002	7929	Payroll		$1,249.87
11/14/2002	7930	Payroll		$2,688.06
11/15/2002		Payroll Fees		$30.00
11/15/2002	37492	Robert W Goldsmith		$2,850.00
11/15/2002	37493	Suzanne Nardacci		$775.00
11/19/2002	37494	Commissioner Of Trademarks		$300.00
11/19/2002	37495	Commissioner Of Trademarks		$300.00
11/22/2002		Payroll Fees		$134.80
11/22/2002		Account Transfer	$50,000.00
11/22/2002	37496	Bonded Services, Inc		$6,266.25
11/22/2002	37497	Robert W Goldsmith		$1,650.00
11/22/2002	37498	Marathon Services, Inc		$259.80
11/22/2002	37499	Pacific Bell		$46.05
11/22/2002	37500	Recall		$694.76
11/22/2002	37501	Zerolag Communications, Inc		$100.00
11/25/2002	37502	Doniger & Fetter		$17,216.19
11/25/2002	37503	Harlan Freedman		$2,118.03
11/25/2002	37504	Pacific Bell		$291.90
11/25/2002	37505	Blue Cross		$4,912.00
11/25/2002	37506	Fortis Benefits Insurance Co		$435.15
11/26/2002		Payroll Taxes		$5,007.90
11/26/2002		Account Transfer	$20,000.00
11/27/2002	7931	Payroll		$975.45
11/27/2002	7932	Payroll		$7,047.61
11/27/2002	7933	Payroll		$1,249.88
11/27/2002	7934	Payroll		$2,468.90

TOTAL DISBURSEMENTS THIS PERIOD:			110,000.00	91,511.63	—	—

G. Ending Balance (E less F)			$440,986.94	35,556.11	$—	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 13	Page 3 of 3

H.	(1)	Collateral Account:
		a)	Depository Name and Location:	Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
		b)	Account Number:	323221556
	(2)	Concentration Account:
		a)	Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
		b)	Account Number:	1891935460

I: Other monies on hand:

The Kushner Locke Company PWI account	1891215236	$1,000.00
Bank of Scotland — Pinocchio	3549485	1,277,091.76	Pound Sterling	Time Deposit
Bank of Scotland — Basil	3626816	75,670.38	Pound Sterling	Time Deposit (KL' s interest is 50%)
Allied Pinocchio	10747301	2,648.11	Pound Sterling
Freeway\Kushner-Locke	323-509487	$255.95
Edge Entertainment	1891152710	$444.92
European Films LTD	1890563818	$7,051.58

I: Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:

KL MDP Sensation	60-066-930	$17,714.61
KL\7 Venture	1890-69-6360	$9,297.85
Denial Venture	1890-69-6501	$41,954.31
Cracker LLC	1891-04-1665	$1,000.00
Swing	323-518095	$6,957.50

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

Debtor in Possession